 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23210

STEADFAST ALCENTRA GLOBAL CREDIT FUND

(Exact name of registrant as specified in charter)

18100 Von Karman Avenue, Suite 500, Irvine, CA 92612

(Address of principal executive offices) (Zip code)

Christopher Hilbert

Chief Executive Officer

Steadfast Alcentra Global Credit Fund

18100 Von Karman Avenue, Suite 500

Irvine, CA 92612

(Name and address of agent for service)

Copies to:

Heath D. Linsky, Esq.
Lauren B. Prevost, Esq.
Owen J. Pinkerton, Esq.
Morris, Manning & Martin, LLP
1600 Atlanta Financial Center
3343 Peachtree Road, N.E.
Atlanta, Georgia 30326-1044
(404) 233-7000

 Registrant’s telephone number, including area code: (949) 852-0700

Date of fiscal year end: December 31

Date of reporting period: June 30, 2017

STEADFAST ALCENTRA GLOBAL CREDIT FUND

Item 1.	Reports to Stockholders

The semi-annual report to shareholders for the six months ended June 30, 2017 is filed herewith pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended.

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INDEX TO FINANCIAL STATEMENT

Page
Statement of Assets and Liabilities	3
Notes to Financial Statement	4

2

STEADFAST ALCENTRA GLOBAL CREDIT FUND

Statement of Assets and Liabilities

June 30, 2017

(Unaudited)

(in thousands, except share and per share amounts)

Assets
Cash	$200
Total Assets	$200
Commitments and Contingencies (Note 4)
Net Assets
Common shares, $0.001 par value, unlimited shares authorized, 21,739 shares issued and outstanding	$-
Paid-in capital	200
Total Net Assets	$200
Shares outstanding	21,739
Net asset value per share (Class A)	$9.20

See accompanying notes to financial statement.

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STEADFAST ALCENTRA GLOBAL CREDIT FUND

NOTES TO FINANCIAL STATEMENT

June 30, 2017
(unaudited)

Note 1. Organization

Steadfast Alcentra Global Credit Fund (the “Fund”) was formed as a Delaware statutory trust on October 24, 2016, and is an externally managed, non-diversified closed-end management investment company that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund intends to elect to be treated for federal income tax purposes, and intends to qualify annually thereafter, as a regulated investment company (“RIC”), under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

The Fund’s investment adviser is Steadfast Investment Adviser, LLC (the “Adviser”). The Adviser is a registered investment adviser with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and oversees the management of the Fund’s activities. The Adviser has engaged Alcentra NY, LLC (the “Sub-Adviser”), a registered investment adviser with the SEC under the Advisers Act, to act as the Fund’s investment sub-adviser. The Sub-Adviser is the U.S. subsidiary of Alcentra Group, a wholly-owned subsidiary of BNY Mellon and will identify investment opportunities, make investment decisions for the Fund and execute on its trading strategies, subject to oversight by the Adviser.

The Fund’s investment objective is to provide current income, and capital preservation with the potential for capital appreciation. The Fund intends to pursue its investment objective by providing customized financing solutions to lower middle-market and middle-market companies in the form of floating and fixed rate senior secured loans, second lien loans and subordinated debt.

The Fund is offering to the public, on a continuous basis, up to $3,000,000,000 in Class T shares of beneficial interest of the Fund at an initial price of $9.68 per share (with discounts available for certain categories of purchasers) (the “Offering”). The Fund has applied for exemptive relief from the Securities and Exchange Commission (the “SEC”) to issue multiple classes of shares and to impose asset-based distribution fees and early withdrawal fees. Upon receiving the exemptive relief, if granted, the Fund will offer four classes of shares of beneficial interest of the Fund (the “Shares”): Class A, Class T, Class D and Class I Shares.

Prior to raising $3,000,000 in proceeds from the Offering (the “Minimum Offering Requirement”), subscriptions will be held in an escrow account with UMB Bank, N.A. Subsequent to satisfying the Minimum Offering Requirement, Shares will be offered through Steadfast Capital Markets Group, LLC (the “Dealer Manager”) at an offering price equal to the Fund’s then current net asset value (“NAV”) per Share, plus selling commissions and dealer manager fees, if applicable. The Fund is currently offering to sell an aggregate number of Class T Shares up to the maximum offering amount. An investor will pay selling commissions, dealer manager fees and annual distribution fees for the purchase of the Fund’s Class T Shares.

The Fund will accept initial and additional purchases of Shares on a monthly basis, although the Fund may determine to conduct more frequent closings. The Fund does not issue Shares purchased (and an investor does not become a shareholder with respect to such Shares) until the applicable closing. Consequently, purchase proceeds do not represent capital of the Fund, and do not become assets of the Fund, until such date.

The Fund has no operations to date other than matters relating to its organization and the sale and issuance of 21,739 Class A Shares at a net asset value of $9.20 per Class A Share.

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STEADFAST ALCENTRA GLOBAL CREDIT FUND

NOTES TO FINANCIAL STATEMENT

June 30, 2017
(unaudited)

Note 2. Summary of Significant Accounting Policies

Basis of Presentation

The accompanying financial statement of the Fund has been prepared on the accrual basis of accounting in accordance with U.S. generally accepted accounting principles (“GAAP”) and pursuant to the requirements for reporting in the Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies. In the opinion of management, the financial results included herein contain all adjustments and reclassifications considered necessary for the fair presentation of financial statements for the period included herein. The accounting records of the Fund are maintained in United States dollars, the functional currency of the Fund.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements. Actual results could differ from those estimates and such differences could be material.

Cash and Cash Equivalents

The Fund considers all highly liquid investments with original maturities of three months or less to be cash equivalents. The Fund deposits its cash in a financial institution that, at times, may be in excess of the Federal Deposit Insurance Corporation insurance limits. Cash at June 30, 2017 is on deposit at Manufacturers Bank. There are no restrictions on cash.

Organizational Expenses

When recognized, organizational expenses, including reimbursement payments to the Adviser, are expensed on the Fund’s Statement of Operations. These expenses consist principally of legal and accounting fees incurred in connection with the organization of the Fund and are expensed as incurred, subject to recoupment as described in Note 7.

Offering Costs

Offering costs incurred prior to the satisfaction of the Minimum Offering Requirement are deferred. Upon satisfaction of the Minimum Offering Requirement and thereafter, offering costs, including any deferred offering costs, will be capitalized on the Fund’s Statement of Assets and Liabilities, subject to the 1.0% limitation described in Note 3, and will be amortized over 12 months on a straight-line basis and are subject to recoupment as described in Note 3. These costs include, among other things, legal, accounting, printing and other expenses pertaining to the Offering.

Income Taxes

The Fund intends to elect to be treated for U.S. federal income tax purposes as a RIC under Subchapter M of the Code, and to operate in a manner so as to qualify for the tax treatment applicable to RICs. To obtain and maintain qualification for taxation as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements. In addition, the Fund must distribute to its stockholders, for each taxable year, at least 90% of its “investment company taxable income,” which is generally net ordinary taxable income plus the excess of realized net short-term capital gains over realized net long-term capital losses (the “Annual Distribution Requirement”). As a RIC, the Fund generally will not pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that are timely distributed to shareholders as dividends.

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STEADFAST ALCENTRA GLOBAL CREDIT FUND

NOTES TO FINANCIAL STATEMENT

June 30, 2017
(unaudited)

The Fund accounts for income taxes in conformity with ASC Topic 740, Income Taxes (“ASC 740”). ASC 740 provides guidelines for how uncertain tax positions should be recognized, measured, presented, and disclosed in financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet a “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current period. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. There were no material uncertain income tax positions, interest, or penalties as of June 30, 2017.

Note 3. Related Party Transactions

Compensation of the Investment Adviser and its Affiliates

The Fund has entered into an investment advisory agreement with the Adviser (the “Investment Advisory Agreement”). In consideration of the advisory services provided by the Adviser to the Fund, the Adviser is entitled to a fee consisting of two components — a base management fee (the “Base Management Fee”) and an incentive fee (the “Incentive Fee”).

The Base Management Fee is calculated at an annual rate of (i) 2.00% of the Fund’s first $500,000,000 in gross assets, including assets purchased with borrowed funds or other forms of leverage, but excluding any cash and cash equivalents; (ii) 1.75% of the Fund’s gross assets that exceed $500,000,000 but are less than or equal to $1,000,000,000, including assets purchased with borrowed funds or other forms of leverage, but excluding any cash and cash equivalents; and (iii) 1.50% of the Fund’s gross assets that exceed $1,000,000,001, including assets purchased with borrowed funds or other forms of leverage, but excluding any cash and cash equivalents. The Base Management Fee will be payable quarterly in arrears and will be calculated based on the average value of the Fund’s gross assets at the end of the two most recently completed calendar quarters (and, in the case of the Fund’s first quarter, its gross assets as of such quarter-end).

The Incentive Fee is calculated and payable quarterly in arrears based upon the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter, and is subject to a hurdle rate, expressed as a rate of return on the Fund’s “adjusted capital,” equal to 1.75% per quarter (or an annualized hurdle rate of 7.00%) and a partial “catch-up” provision measured as of the end of each calendar quarter. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income (including any other fees, other than fees for providing managerial assistance, such as commitment, origination, structuring, diligence and consulting fees or other fees that the Fund receives from portfolio companies) accrued during the calendar quarter, minus the Fund’s operating expenses for the quarter (including the Base Management Fee, expenses reimbursed to the Adviser under the Investment Advisory Agreement and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the offering and organization expenses and the Incentive Fee). “Adjusted capital” is the sum of (i) cumulative gross proceeds generated from issuances of Shares (including the Fund’s distribution reinvestment plan), which includes the sales load, if applicable, less (ii) distributions to investors that represent a return of capital and amounts paid for share repurchases pursuant to the Fund’s share repurchase program.

No Incentive Fee is payable in any calendar quarter in which the Fund’s pre-incentive fee net investment income does not exceed the quarterly hurdle rate of 1.75%. The Fund will pay the Adviser 100% of the Fund’s pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 1.9375% in any calendar quarter (7.75% annualized). This portion of the Fund’s pre-incentive fee net investment income which exceeds the hurdle rate but is less than or equal to 1.9375% is referred to as the “catch-up.” The “catch-up” provision is intended to provide the Adviser with a portion of the income incentive fees that the Adviser would have earned if not for the hurdle rate. The Fund will pay the Adviser 15.0% of the amount of the Fund’s pre-incentive fee net investment income, if any, that exceeds 1.9375% in any calendar quarter (7.75% annualized) once the hurdle rate is reached and the catch-up is achieved (15.0% of all the Fund’s pre-incentive fee net investment income thereafter is allocated to the Adviser).

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STEADFAST ALCENTRA GLOBAL CREDIT FUND

NOTES TO FINANCIAL STATEMENT

June 30, 2017
(unaudited)

The Adviser has entered into an investment sub-advisory agreement with the Sub-Adviser (the “Investment Sub-Advisory Agreement”). Pursuant to the Investment Sub-Advisory Agreement, the Sub-Adviser will make investment decisions for the Fund and execute on its trading strategies, subject to oversight by the Adviser. The Investment Sub-Advisory Agreement provides that the Sub-Adviser will receive 50% of all fees payable to the Adviser under the Investment Advisory Agreement with respect to each year, subject to a separate expense sharing arrangement agreed upon by the Adviser and the Sub-Adviser.

Administrative Services

The Fund has entered into an administration agreement with the Adviser (the “Administration Agreement”). Pursuant to the Administration Agreement, the Adviser oversees the day-to-day operations of the Fund, including the provision of general ledger accounting, fund accounting, legal services, investor relations and other administrative services. The Adviser also performs, or oversees the performance of, the Fund’s corporate operations and required administrative services, which includes being responsible for the financial records which the Fund is required to maintain and preparing reports to shareholders and reports filed with the SEC. In addition, the Adviser assists the Fund in calculating the Fund’s NAV, overseeing the preparation and filing of its tax returns and the printing and dissemination of reports to shareholders, and generally overseeing the payment of the Fund’s expenses and the performance of administrative and professional services rendered to the Fund by others.

The Fund reimburses the Adviser for its actual costs incurred in providing these administrative services, including the Adviser’s allocable portion of the compensation and related expenses of certain personnel of the Adviser providing administrative services to the Fund on behalf of the Adviser.

Expense Reimbursement Agreement

The Fund has entered into an expense support agreement with the Adviser (the “Expense Support Agreement”). Pursuant to the Expense Support Agreement, the Adviser has agreed to reimburse the Fund for expenses in an amount that is sufficient to: (i) ensure that no portion of the Fund’s distributions to shareholders will be paid from offering proceeds or borrowings, and/or (ii) reduce the Fund’s operating expenses until it has achieved economies of scale sufficient to ensure that it bears a reasonable level of expense in relation to its investment income. Pursuant to the Expense Support Agreement, the Fund will have a conditional obligation to reimburse the Adviser for any amounts funded by the Adviser under such agreement, including certain organization and offering costs that have been included in operating expenses, if the following conditions are met. First, the Adviser will be entitled to receive reimbursement payments if, during any fiscal quarter occurring within three years of the date on which the Adviser funded such amount, the sum of the Fund’s net investment income for tax purposes, net capital gains and the amount of any dividends and other distributions paid to the Fund on account of investments in portfolio companies (to the extent not included in net investment income or net capital gains for tax purposes) exceeds the distributions declared by the Fund to its shareholders. Second, the Fund and the Adviser have agreed that the Fund will make reimbursement payments only if its current “operating expense ratio” is equal to or less than its operating expense ratio at the time the corresponding expense payment obligation was incurred by the Adviser. For this purpose, the “operating expense ratio” is defined as all expenses borne by the Fund, except for organizational and offering expenses, Base Management Fees and Incentive Fees owed to the Adviser and interest expense, as a percentage of net assets. Finally, for organization and offering costs that have been included in operating expenses, the Fund will limit reimbursement of such expenses to the sum of: (i) all expense payments paid by the Adviser to the Fund in cash and not previously reimbursed and (ii) non-organization and offering costs included in operating expenses incurred by the Adviser and its affiliates and accrued as payables by the Fund; provided, that, organization and offering costs incurred by the Adviser and its affiliates and accrued as payables by the Fund will only be reimbursed up to a limit of 1.0% of gross proceeds raised in the Offering.

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STEADFAST ALCENTRA GLOBAL CREDIT FUND

NOTES TO FINANCIAL STATEMENT

June 30, 2017
(unaudited)

The Fund or the Adviser may terminate the Expense Support Agreement at any time. The Adviser has indicated that it expects to continue such reimbursements until it deems that the Fund has achieved economies of scale sufficient to ensure that it bears a reasonable level of expenses in relation to its income. If the Fund terminates the Investment Advisory Agreement, it will be required to repay the Adviser, subject to the repayment conditions, all reimbursements funded by the Adviser within three years of the date of termination. If the Board decides to liquidate the Fund, the Expense Support Agreement will automatically terminate, and all reimbursements funded by the Adviser will be due within thirty (30) days of such termination date. The specific amount of expenses reimbursed by the Adviser, if any, will be determined at the end of each quarter. There can be no assurance that the Expense Support Agreement will remain in effect or that the Adviser will reimburse any portion of the Fund’s expenses in future quarters.

Organization and Offering Costs

Organization costs include, among other things, the cost of organizing as a Delaware statutory trust, including the cost of legal services and other fees pertaining to the Fund’s organization. The Offering costs include, among other things, legal, accounting, printing and other expenses pertaining to the Offering. Notwithstanding the foregoing, the Fund shall not be liable for organization and offering expenses to the extent that organization and offering expenses, together with all prior organization and offering expenses (other than selling commissions, dealer manager fees and annual distribution fees), exceed 1.0% of the aggregate gross proceeds from the Offering. The Adviser is responsible for the payment of the Fund’s cumulative organization and offering costs to the extent they exceed the 1.0% limit on aggregate gross proceeds raised in the Offering, without recourse against or reimbursement by the Fund.

Steadfast Capital Markets Group, LLC, an affiliate of the Adviser, is the Fund’s dealer manager for the Offering (the “Dealer Manager”). Underwriting compensation includes the costs of bona fide training and education meetings held by the Fund (primarily the travel, meal and lodging costs of registered representatives of selling agents), attendance and sponsorship fees and cost reimbursement of employees of the Dealer Manager to attend seminars conducted by broker-dealers and legal fees for services provided in connection with the Offering. Such payments are considered underwriting compensation in connection with the Offering. In addition to these payments, all forms of non-cash compensation, including promotional gifts and reasonable entertainment expenses, as well as the aggregate difference between the price at which the Fund’s Dealer Manager and related persons purchase Shares and the price at which such Shares are offered to the public, are also considered underwriting compensation. To the extent the Fund does not pay the full sales commission, dealer manager fees or distribution and shareholder servicing fee for Shares sold in the Offering, the Fund will pay or reimburse underwriting compensation incurred on behalf of the Fund; provided, however, that the Fund will not pay any of the foregoing costs to the extent that such payment would cause total underwriting compensation paid by the Fund to exceed 8.0% of the gross offering proceeds of the Offering, as required by the rules of Financial Industry Regulatory Authority, Inc. (“FINRA”). In addition to the payment of upfront selling commissions and the dealer manager fee, the Fund reimburses the Dealer Manager and participating broker-dealers for bona fide accountable due diligence expenses.

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STEADFAST ALCENTRA GLOBAL CREDIT FUND

NOTES TO FINANCIAL STATEMENT

June 30, 2017
(unaudited)

Note 4. Commitments and Contingencies

Economic Dependency

The Fund is dependent on the Adviser and the Dealer Manager for certain services that are essential to the Fund, including the sale of the Fund’s shares of common and preferred stock available for issue; the identification, evaluation, negotiation, purchase, and disposition of investments; management of the daily operations of the Fund’s investment portfolio; and other general and administrative responsibilities. In the event that these companies are unable to provide the respective services, the Fund will be required to obtain such services from other sources. The Fund may not be able to retain services from such other sources on favorable terms or at all.

Minimum Offering Requirement

In the event the Minimum Offering Requirement is not satisfied by May 8, 2018, the Fund will terminate the Offering and will promptly return all funds in the escrow account (including interest, if any). As of June 30, 2017, the Adviser has incurred on behalf of the Fund organization and offering costs of approximately $2.9 million and administrative expenses of approximately $0.1 million. These costs are not recorded in the financial statements of the Fund as of June 30, 2017, because such costs are not a liability of the Fund until the Minimum Offering Requirement is met, and such costs will only become a liability of the Fund to the extent organization and offering costs (other than selling commissions, dealer manager fees and annual distribution fees) do not exceed 1.0% of the aggregate gross proceeds from the Offering.

Note 5. Subsequent Events

Initial Closing

On August 8, 2017, the Fund received subscriptions aggregating at least $3.0 million and the subscription proceeds held in escrow were released to the Fund. As of August 22, 2017, the Fund had received and accepted investors’ subscriptions and issued 346,613 Class T Shares in its public offering, resulting in gross proceeds of approximately $3.2 million.

Investments

As of August 22, 2017, the Fund had invested approximately $3.3 million in a portfolio of corporate high-yield bonds and senior loans.

Distributions

On August 16, 2017, the Fund’s Board of Trustees declared a distribution on the outstanding Class A Shares and Class T Shares. The distributions (i) accrue daily to the shareholders of record as of the close of business on each day during the period commencing on September 1, 2017 and ending on December 31, 2017; (ii) are payable in cumulative amounts on or before the 3rd day of each calendar month with respect to the prior month; and (iii) are calculated at a rate of (a) $0.00191781 per Class A Share per day, (b) $0.00165260 per Class T Share per day that is subject to a 1.0% annual distribution fee and (c) $0.00191781 per Class T Share per day that is not subject to an annual distribution fee.

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Item 2.	Code of Ethics.

The information required by this item is not required in a semi-annual report on this Form N-CSRS.

Item 3.	Audit Committee Financial Expert.

The information required by this item is not required in a semi-annual report on this Form N-CSRS.

Item 4.	Principal Accountant Fees and Services.

The information required by this item is not required in a semi-annual report on this Form N-CSRS.

Item 5.	Audit Committee of Listed Registrants.

The information required by this item is not required in a semi-annual report on this Form N-CSRS.

Item 6.	Investments.

(a)	The Fund has not commenced any investment-related activities.
(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The information required by this item is not required in a semi-annual report on this Form N-CSRS.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)	The information required by this item is not required in a semi-annual report on this Form N-CSRS.

(b)	There has been no change in any of the Fund’s Portfolio Managers identified in our Registration Statement on Form N-2 filed with the SEC on May 5, 2017.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Neither the Registrant nor any affiliated purchasers, as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, purchased any shares of the Registrant that are registered by the Registrant pursuant to Section 12 of the Securities Exchange Act of 1934.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees.

Item 11.	Controls and Procedures.

(a)	The Fund’s principal executive officer and principal financial officer have evaluated the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) as of a date within 90 days of the filing date of this semi-annual report on Form N-CSRS and have concluded that the Fund’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Fund in this semi-annual report on Form N-CSRS was recorded, processed, summarized and reported timely.

(b)	There was no change in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the Fund’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Fund’s internal controls over financial reporting.

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Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits

(a)(1)	Not applicable.
(a)(2)	The certifications of the Fund’s principal executive and principal financial officer required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)
(a)(3)	Not applicable.
(b)	The certifications of the Fund’s principal executive and principal financial officer required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Steadfast Alcentra Global Credit Fund

By:	/s/ Christopher Hilbert
	Name:	Christopher Hilbert
	Title:	Chief Executive Officer
	Date:	August 28, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Christopher Hilbert
	Name:	Christopher Hilbert
	Title:	Chief Executive Officer (Principal Executive Officer)
	Date:	August 28, 2017

By:	/s/ David Miller
	Name:	David Miller
	Title:	Chief Accounting Officer (Principal Financial and Accounting Officer)
	Date:	August 28, 2017

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